Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Dividends Paid

DIVIDENDS	2013	2012	2011
Cash dividend paid per share	$2.00	$1.89	$1.73
Cash dividend declared per share	$2.02	$1.94	$1.78

Other Comprehensive (Loss) Income
OTHER COMPREHENSIVE INCOME (LOSS) / ENDING BALANCE1)	2013	2012	2011
Cumulative translation adjustments	$49.4	$67.2	$38.4
Net pension liability	(48.9)	(107.7)	(80.7)

Total (ending balance)	$0.5	$(40.5)	$(42.3)

Deferred taxes on the pension liability	$21.4	$59.7	$45.5

1)	The components of Other Comprehensive Income (Loss) are net of any related income tax effects.

Share Repurchase Program

SHARES	2013	2012	2011
Shares repurchased (shares in millions)	1.6	—	—
Cash paid for shares	$147.9	$—	$—